Exhibit 99.01

FORBEARANCE AGREEMENT AND

SECOND AMENDMENT TO CREDIT AGREEMENT

This FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made as of March 21, 2012 and entered into by and among Diamond Foods, Inc., (the “Borrower”), the Subsidiaries of the Borrower identified on the signature pages hereto as guarantors (collectively, the “Guarantors”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the lenders party hereto (collectively, the “Lenders”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (defined below).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 25, 2010 (as amended by that certain Amendment to Credit Agreement dated as of August 11, 2011 with an effective date as of July 29, 2011 and as further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have agreed to make the Loans and other extensions of credit, all upon the terms and conditions set forth in the Credit Agreement.

B. As of the date hereof, certain Defaults and Events of Default (i) exist under the Credit Agreement and (ii) give rise to the Lenders and the Administrative Agent having the right, among other things, to declare the commitment of each Lender to make Loans to be terminated and to exercise any and all other remedies available to the Lenders under the Credit Agreement.

C. The Borrower has requested that the Lenders and the Administrative Agent forbear from exercising such rights for a limited period of time.

D. The Lenders and the Administrative Agent are willing to forbear from exercising such rights for a limited period of time on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Existing Defaults. Each of the Loan Parties acknowledges that the Loan Parties have failed to comply with the provisions of the Credit Agreement as set forth under the heading “Existing Events of Defaults” on Schedule A hereto (collectively, the “Existing Events of Default”). Each of the Loan Parties further acknowledges (and has so advised the Administrative Agent) that it anticipates that it may fail during the Forbearance Period (as defined herein) to comply with the provisions of the Credit Agreement as set forth under the heading “Anticipated Events of Default” on Schedule A hereto (collectively, the “Anticipated Events of Default” and together with the Existing Events of Default, the “Acknowledged Events of Default”).

2. Estoppel, Acknowledgement and Reaffirmation. Each of the Loan Parties acknowledges and confirms that as of March 12, 2012, the aggregate principal amount of the Term Loan Facility was $330,000,000, the aggregate principal amount of the Revolving Credit Facility was $265,740,000 (which amount includes the aggregate principal amount of $3,040,000 in respect of all Letters of Credit), and the aggregate principal amount of the Swing Line Loan was $0.00, which amounts constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Borrower hereby (i) acknowledges its obligations under the Loan Documents, (ii) reaffirms that each of the Liens created and granted pursuant to the Loan Documents is valid, subsisting, perfected and of first priority and (iii) acknowledges that this Agreement shall in no manner impair or otherwise adversely affect such Liens.

3. Forbearance. Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders shall, during the Forbearance Period (as defined below), forbear from exercising any and all rights or remedies available to the Administrative Agent or the Lenders under the Loan Documents (including the right to charge the Default Rate in accordance with Section 2.08(b)(iii) of the Credit Agreement) and applicable law, but only to the extent that such rights or remedies arise exclusively as a result of the existence of the Acknowledged Events of Default; provided, however, that the Administrative Agent and the Lenders shall be free to exercise any or all of their rights and remedies arising on account of the Acknowledged Events of Default at any time upon or after the occurrence of a Forbearance Termination Event (as defined below).

4. Forbearance Period; Forbearance Termination Events. Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Administrative Agent or the Lenders to forbear from exercising any of the rights available to the Administrative Agent or the Lenders under the Loan Documents or applicable law (all of which rights and remedies are hereby expressly reserved by the Administrative Agent and the Lenders) upon or after the occurrence of a Forbearance Termination Event. As used herein, a “Forbearance Termination Event” shall mean the occurrence of any of the following: (a) a breach of any obligation or covenant of any Loan Party under this Agreement, (b) any Default or Event of Default under the Loan Documents (as amended hereby) (other than the Acknowledged Events of Default), (c) acceleration or the commencement of any exercise of remedies against collateral by GE Government Finance, Inc. (“GEGF”) in connection with that certain Loan Agreement dated December 1, 2010 (the “GE Loan Agreement”) among GEGF, Community Development Authority of the City of Beloit, Wisconsin and Kettle Foods, Inc., a Guarantor and Domestic Subsidiary or (d) June 18, 2012. The period from the date hereof to (but excluding) the earliest date that a Forbearance Termination Event occurs shall be referred to as the “Forbearance Period”.

5. Eurodollar Rate Loans. During the Forbearance Period, Loans may be requested as, converted to or continued as Eurodollar Rate Loans, notwithstanding Section 2.02(c) of the Credit Agreement.

6. Forbearance Period Limitation. For the avoidance of doubt, the Loan Parties shall be permitted to make Requests for Credit Extensions during the Forbearance Period, and the Administrative Agent and the Lenders shall honor such Requests for Credit Extensions, subject to the terms and conditions of the Loan Documents, notwithstanding the Acknowledged Events of Default. Notwithstanding the foregoing, the Loan Parties shall cause the sum of the aggregate face amount of all Letters of Credit, the Outstanding Amount of the Revolving Credit Loans and the Outstanding Amount of the Swing Line Loans to be no greater than $266,000,000 as of June 15, 2012. For the avoidance of doubt, the foregoing shall not constitute a reduction of the Revolving Credit Commitments.

7. Deliverables. The Borrower shall deliver to the Administrative Agent:

(a) commencing on or before March 30, 2012 and continuing on the 15th and 30th days of each calendar month thereafter, a 13 week forecast of cash flows for the Borrower on a consolidated basis in form and detail reasonably acceptable to the Administrative Agent;

(b) commencing March 30, 2012 and continuing on the 15th and 30th days of each calendar month thereafter, and in form and detail reasonably acceptable to the Administrative

Agent, a reconciliation of actual cash flows against the projected cash flows provided to the Lenders on March 8, 2012, together with a discussion of any material variances;

(c) commencing March 30, 2012 and continuing on the 15th and 30th days of each calendar month thereafter, and in form and detail reasonably acceptable to the Administrative Agent, a written status update regarding the walnut business of the Borrower, including the status of the Borrower’s grower relationships, and in connection therewith shall provide an opportunity for the Administrative Agent and the Lenders to convene a conference call with the Borrower to ask questions; and

(d) on or before May 25, 2012, a certificate with evidence reasonably necessary to substantiate that the Loan Parties’ Consolidated Net Income for the fiscal quarter ending April 30, 2012 is not less than negative $13,000,000.

8. Consolidated Net Income Covenant. The Borrower shall not permit the Consolidated Net Income of the Loan Parties for the fiscal quarter ending April 30, 2012 (plus the amount of Non-Cash Adjustments, as defined below) to be less than negative $13,000,000. “Non-Cash Adjustments” means (a) up to $4,300,000 of non-cash expenses resulting from the write-off of leasehold improvements and (b) up to $5,000,000 of other non-cash expenses.

9. Forbearance Period Limitations. During the Forbearance Period, the Borrower shall not be permitted to make dividends to its stockholders otherwise permitted under Section 7.06(d) of the Credit Agreement. In addition, and notwithstanding the foregoing Section 3, the Acknowledged Events of Default continue to exist for all purposes, including, without limitation: (a) the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement, (b) the restriction on Investments provided in Section 7.02(c) of the Credit Agreement, and (c) the Borrower’s ability to consent to assignments by Lenders pursuant to Section 10.06(b)(i)(B) of the Credit Agreement.

10. Investment Banker. During the Forbearance Period, the Borrower shall continue to retain Dean Bradley Osborne LLC or another firm reasonably acceptable to the Administrative Agent as its investment banker (the “Investment Banker”). The Borrower shall cause the Investment Banker to explore in good faith additional capital alternatives including, but not limited to, sourcing additional equity capital and/or subordinated debt. The Borrower shall cause the Investment Banker to be available for calls with the Administrative Agent and Lenders regarding the Investment Banker’s work, including but not limited to, an oral report on the foregoing activities and providing the opportunity for the Administrative Agent and Lenders to ask questions on a periodic basis of no less frequently than twice per month. Concurrently with each such oral report, the Borrower shall further cause the Investment Banker to provide to the Administrative Agent and the Lenders a written summary of (a) potential sources of additional capital that have been contacted by the Investment Banker, (b) potential sources of additional capital which have expressed interest, and (c) the status of ongoing discussions with any interested parties (in each case without identification of specific parties or terms of investment or other information the disclosure of which is restricted by confidentiality agreements with such parties).

11. Consultant Matters. Further to their obligations under Sections 6.10 and 10.04 of the Credit Agreement, the Borrower and its Subsidiaries (a) acknowledge and consent to the retention of a third-party consultant or consultants hired by or on behalf of the Administrative Agent or its counsel (the “Consultant”), (b) acknowledge and agree that they will be responsible to reimburse the Administrative Agent for the payment of all reasonable fees and expenses of such Consultant and (c) agree to fully cooperate in a timely manner with such Consultant and allow such Consultant or any other third-party hired by or on behalf of the Administrative Agent to (i) conduct a field examination of the Borrower’s operations, including without limitation, visit and inspect any of the properties of the Borrower and its

Subsidiaries; (ii) examine corporate, financial and operating records of the Borrower and its Subsidiaries; (iii) make copies thereof or abstracts therefrom; and (iv) discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with their respective directors, officers, responsible employees and independent public accountants.

12. Amendments to the Credit Agreement. The Administrative Agent, the Lenders and the Borrower agree to amend, effective as of the date of this Agreement, the Credit Agreement by:

(a) deleting the definition of “Applicable Rate” in Section 1.01 its entirety and substituting in lieu thereof the following:

“Applicable Rate” means in respect of the Term Loan Facility and the Revolving Credit Facility, the applicable percentage per annum set forth below:

Eurodollar Rate (Letters of Credit)	Base Rate	Commitment Fee
4.25%	3.25%	0.50%

(b) inserting the following two definitions in Section 1.01 in the appropriate alphabetical order:

“Second Amendment” means that certain Forbearance Agreement and Second Amendment to Credit Agreement by and among the Loan Parties, the Administrative Agent and the Lenders party thereto dated as of the Second Amendment Effective Date.

“Second Amendment Effective Date” means March 21, 2012.

(c) inserting a new clause (ix) immediately following Section 2.05(b)(viii) to read as follows:

If at any time from and after the Second Amendment Effective Date, the Loan Parties and any Subsidiaries have cash or Cash Equivalents in excess of $10,000,000 in the aggregate as of the end of any Business Day, the Loan Parties shall prepay Revolving Credit Loans in an aggregate amount equal to such excess no later than the second Business Day thereafter.

(d) deleting the word “and” at the end of Section 6.01(b); replacing the “.” at the end of Section 6.01(c) with “; and” and inserting a new Section 6.01(d) to read as follows:

as soon as available, but in any event within 20 days after the end of each calendar month, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month, the related consolidated statements of income or operations for such month and for the portion of the Borrower’s fiscal year then ended, and the related consolidated statements of changes in Stockholders’ Equity, and cash flows for the portion of the Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting the financial condition, results of operations, Stockholders’ Equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided, however, that (i) such deliverables required in connection with months ending during the Forbearance Period (as defined in the Second Amendment) shall not be required to include such certification or such information for the corresponding month and portion of the prior fiscal year, and (ii) such deliverables required in connection with the month ending April 30, 2012 shall be delivered as soon as available, but in any event on or before May 25, 2012.

(e) inserting a new Section 6.21 to read as follows:

Cash Management. From and after the Second Amendment Effective Date, cause all cash and Cash Equivalents of the Loan Parties to be held in accounts that are (i) subject to a perfected Lien in favor of the Administrative Agent, (ii) maintained by a Lender, or (iii) identified for the Administrative Agent and the Lenders on or before the Second Amendment Effective Date; provided, that the Loan Parties shall not permit the balance of any account that is not either subject to a perfected Lien in favor of the Administrative Agent or maintained by a Lender to exceed $100,000 at any time.

13. Conditions Precedent. This Agreement shall become effective upon the satisfaction of each of the following conditions (such date, the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each of the Guarantors and Lenders constituting Required Lenders and Required Revolving Lenders;

(b) the Borrower shall have delivered to the Administrative Agent a certificate with evidence reasonably necessary to substantiate that the Loan Parties’ Consolidated Net Income for the fiscal quarter ended January 31, 2012 was not less than negative $22,500,000;

(c) the Borrower shall have delivered to the Administrative Agent an updated Schedule 3.8 to the Collateral Agreement identifying all Deposit Accounts (as defined in the Collateral Agreement) owned by all Loan Parties as of the Second Amendment Effective Date;

(d) the Borrower shall have delivered to the Administrative Agent a calculation of the financial covenants set forth in Section 7.11 of the Credit Agreement for the fiscal period ended January 31, 2012, together with supporting financial documentation, each in form reasonably acceptable to the Administrative Agent;

(e) the Borrower shall have remitted payment for all fees and expenses of the Administrative Agent and the Lenders in connection with this Agreement, the Loan Documents and the transactions contemplated hereby (including all reasonable fees and expenses of Moore & Van Allen PLLC in its capacity as counsel to the Administrative Agent and all reasonable fees and expenses of Winston & Strawn LLP in its capacity as prior counsel to the Administrative Agent, in each case to the extent summary invoices for such fees and expenses have been presented) pursuant to wire transfer instructions to be provided by the Administrative Agent;

(f) the Borrower shall have paid to the Administrative Agent for the benefit of each of the Lenders that execute this Agreement on or before March 21, 2012, a forbearance fee in an amount equal to 25 basis points times the Aggregate Commitments;

(g) the Borrowers shall have remitted, to Moore & Van Allen PLLC, counsel to the Administrative Agent, $75,000.00 in immediately available funds (pursuant to wire transfer instructions to be provided by the Administrative Agent) as an advance payment for future services to be provided by Moore & Van Allen PLLC to the Administrative Agent in connection with the Loans, this Agreement, the Credit Agreement and the other Loan Documents;

(h) the Borrower shall have remitted to the Consultant $50,000.00 in immediately available funds (pursuant to wire transfer instructions to be provided by the Administrative Agent) as an advance payment for future services to be provided by the Consultant to the Administrative Agent in connection with the Loans, this Agreement, the Credit Agreement and the other Loan Documents;

(i) the Administrative Agent shall have received customary favorable opinions of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated the date hereof, and in form and substance, including without limitation opinions as to corporate authority and no conflicts with customarily applicable laws or organizational documents, satisfactory to the Administrative Agent;

(j) receipt by the Administrative Agent of certificates from a Responsible Officer of each Loan Party (each of which shall be originals or facsimiles (followed promptly by originals), in form and substance reasonably satisfactory to the Administrative Agent) certifying (i) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and (ii) that attached thereto are true, correct and complete copies of (A) the Organization Documents of such Loan Party (including all amendments thereto), certified as of a recent date by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation, (B) resolutions duly adopted by the board of directors or board of managers (or appropriate governing body) of such Loan Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or is to be a party and (C) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in such Loan Party’s jurisdiction of incorporation or formation, certified as of a recent date by the appropriate Governmental Authority in such Loan Party’s jurisdiction of incorporation or formation; provided that (x) if the Organization Documents of such Loan Party delivered to the Administrative Agent on the Closing Date have not been amended or otherwise modified then such Loan Party may certify that such previously delivered Organization Documents are true, correct and complete copies and (y) if the resolutions of such Loan Party delivered to the Administrative Agent on the Closing Date have not been amended or otherwise modified then such Loan Party may certify that such previously delivered resolutions are true, correct and complete copies and authorize this Agreement and the transaction contemplated thereby; and

(k) the Administrative Agent shall have received such other documents, instruments, agreements or information as reasonably requested by the Administrative Agent.

14. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) each Loan Party has the legal power and authority to execute and deliver this Agreement; (b) the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind each Loan Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Loan Party and the performance and observance by each Loan Party of the provisions hereof do not violate or conflict with any organizational document of any Loan Party or any law applicable to any Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Loan Party; (d) except with respect to the Acknowledged Events of Default, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) no Loan Party is aware of any claim or offset against, or defense or counterclaim to, any Loan Party’s obligations or liabilities under the Credit Agreement or any other Loan Document; (f) this Agreement and each document executed by each Loan Party in connection herewith constitute valid and binding obligations of the applicable Loan Party in every respect, enforceable in accordance with their terms; and (g) no Loan Party has received a notice of default of any kind from any material account debtor or any counterparty to a Material Contract and no material account debtor or counterparty to a Material Contract has asserted any right of set-off, deduction or counterclaim with respect to any account or such Material Contract, respectively, except as specifically identified on Schedule A hereto.

15. Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

16. Release. Each Loan Party hereby waives and releases the Administrative Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries (each a “Releasee”) from any and all claims, offsets, defenses and counterclaims, known and unknown, that any Loan Party may have as of the date of this Agreement based upon, relating to, or arising out of the Obligations and related transactions in any way. Each Loan Party intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Notwithstanding the foregoing, this Section 16 shall not constitute a release of the performance by the Administrative Agent or any Lender after the date hereof of their respective express obligations under the Loan Documents.

17. Covenant Not to Sue. Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Loan Party pursuant to Section 16 above. If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

18. Payment of Fees and Expenses. The Loan Parties shall reimburse the Administrative Agent for all fees and expenses of the Administrative Agent and each Lender, in accordance with the terms and conditions of the Credit Agreement, (including without limitation, all reasonable fees and expenses of counsel to the Administrative Agent and counsel to each Lender) incurred in connection with the Loan Documents, including without limitation this Agreement. Counsel to the Administrative Agent shall endeavor to present invoices for its fees and expenses to the Loan Parties on a monthly basis; provided, however, that such fees and expenses shall be payable in any event.

19. Loan Documents Unaffected. Except as otherwise specifically provided herein, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby. The parties hereto acknowledge and agree that this Agreement constitutes a “Loan Document” under the terms of the Credit Agreement.

20. Loan Party Acknowledgement. Each Loan Party, by signing this Agreement:

(a) consents and agrees to and acknowledges the terms of this Agreement, including, without limitation, the amendment to the Credit Agreement set forth herein;

(b) acknowledges and agrees that all of the Loan Documents to which such Loan Party is a party or otherwise bound shall continue in full force and effect and that all of such Loan Party’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement;

(c) represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Loan Party and contained in this Agreement or any other Loan Document to which it is a party are true and correct in all material respects (other than such representations and warranties that are untrue or otherwise inaccurate solely and directly as a result of the Acknowledged Events of Default) on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date; and

(d) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to which such Loan Party is a party to consent to the terms of this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments or modifications to the Credit Agreement.

21. No Other Promises or Inducements. There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement. This Agreement has been entered into by the Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither the Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to the Borrower or any Guarantor by the Administrative Agent. The Borrower and each Guarantor agrees that the consideration received by the Borrowers under this Agreement has been actual and adequate.

22. No Course of Dealing. Each Loan Party acknowledges and agrees that, (a) this Agreement is not intended to, nor shall it, establish any course of dealing between the Loan Parties, the Administrative Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Loan Parties, the Administrative Agent and the Lenders prior to the date hereof, except as set forth herein, the Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the Credit Agreement, and (c) except with respect to the limited forbearance granted herein specifically relating to the Acknowledged Events of Default, neither the Administrative Agent nor any Lender shall be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default. Nothing herein modifies the agreements among the Administrative Agent and the Lenders with respect to the exercise of their respective rights and remedies under the terms of the Credit Agreement.

23. No Waiver. Each Loan Party acknowledges and agrees that (a) except as expressly provided herein, this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any Loan Document, nor shall it constitute a continuing waiver at any time, (b) the Lenders shall not have any obligation to extend the term of the Forbearance Period, (c) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default, including the Acknowledged Events of Default, and, except as expressly provided herein, nothing herein shall in any way prejudice the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, any Loan Document or applicable law. In addition, the Administrative Agent and the Required Lenders shall have the right to waive any condition or conditions set forth in this Agreement, in their sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that the Administrative Agent may have against any Loan Party.

24. Survival. All representations, warranties, covenants, agreements, releases and waivers made by or on behalf of any Loan Party under this Agreement shall survive and continue after the expiration or termination of the Forbearance Period.

25. No Waiver of Rights. No waiver shall be deemed to be made by any party hereunder of any of its rights hereunder unless the same shall be in writing signed on behalf of such party.

26. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

27. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

28. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

29. Severability Of Provisions; Captions; Attachments. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

30. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION

WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement and Second Amendment to Credit Agreement to be duly executed as of the date and year first above written.

BORROWER:	DIAMOND FOODS, INC.

	By:	/s/ Michael Murphy
Michael Murphy, Interim Chief Financial Officer

GUARANTORS:	KETTLE FOODS HOLDINGS, INC.

	By:	/s/ Michael Murphy
Michael Murphy, Executive Vice President of Finance and Chief Financial Officer

KETTLE FOODS, INC.

By:	/s/ Michael Murphy
Michael Murphy, Executive Vice President of Finance and Chief Financial Officer

DFKA, LTD.

By:	/s/ Michael Murphy
Michael Murphy, Director

LION/STOVE LUXEMBOURG INVESTMENT 2 S.A.R.L.

By:	/s/ Michael Murphy
Michael Murphy, A Manager

DFKA HOLDINGS LIMITED (F/K/A LION/STOVE HOLDINGS, LIMITED)

By:	/s/ Michael Murphy
Michael Murphy, Director

FORBEARANCE AGREEMENT AND

SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ken Puro
Name: Ken Puro
Title: Vice President

FORBEARANCE AGREEMENT AND

SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as L/C Issuer and a Lender

By:	/s/ Brandon J. Kirkbride
Name: Brandon J. Kirkbride
Title: Senior Vice President

FORBEARANCE AGREEMENT AND

SECOND AMENDMENT TO CREDIT AGREEMENT

[Form of Signature Page for Lenders party to the Forbearance Agreement and Second

Amendment to Credit Agreement]

1ST FARM CREDIT SERVICES PCA

BANK LEUMI

USA

BANK OF AMERICA NA

BANK OF MONTREAL

BANK OF THE WEST AKA UNITED CALIFORNIA BANK

BARCLAYS BANK PLC

BBVA

COMPASS

BRANCH BANKING AND TRUST COMPANY WINSTON SALEM

COBANK

ACB

CREDIT INDUSTRIEL ET COMMERCIAL

FARM CREDIT SERVICES OF AMERICA

PCA

FARM CREDIT WEST, PCA

GREENSTONE FARM CREDIT SERVICES

FLCA

HSBC BANK USA NATIONAL ASSOCIATION

ISRAEL DISCOUNT BANK OF NEW YORK

JPMORGAN CHASE BANK NATIONAL ASSOCIATION

KEYBANK NATIONAL ASSOCIATION

NORTHWEST FARM CREDIT SERVICES PCA

RABOBANK NEDERLAND

SIEMENS FINANCIAL SERVICES INC

SUNTRUST BANK

UNION BANK NA

UNITED FCS PCA DBA FCS COMMERICAL FINANCE GROUP

By:	/s/ (Authorized Signatory)
Name:
Title:

FORBEARANCE AGREEMENT AND

SECOND AMENDMENT TO CREDIT AGREEMENT

SCHEDULE A

ACKNOWLEDGED EVENTS OF DEFAULT

Existing Events of Default

1.	Failure to comply with Section 6.01(a) and (b) of the Credit Agreement as a result of failure of financial statements previously delivered to have been prepared in accordance with GAAP as result of the failure to correctly account for certain crop payments to walnut growers.

2.	Failure of the following representations and warranties to be true and correct:

a.	The representations and warranties set forth in Section 5.05(a), (c), (e) and (f) of the Credit Agreement, insofar as the Audited Financial Statements, unaudited financial statements and pro forma financial statements and financial projections and forecasted financial statements referred to therein did not correctly account for certain crop payments to walnut growers;

b.	The representations and warranties set forth in Section 5.05(d) of the Credit Agreement, due to the changes in management, the error in financial reporting and material weakness in internal controls described in the Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on February 8, 2012, the pending investigation by the SEC and inquiries by the Department of Justice described in item 2.c below, and stockholder litigation described in item 2.c below, and the effect of the foregoing on the transactions provided for in the Acquisition Agreement (as defined in item 2.d below);

c.	The representations and warranties set forth in Section 5.06 of the Credit Agreement as a result of the following litigation and government investigations:

i.	Federal securities class actions, consolidated as In re Diamond Foods, Inc.

Securities Litigation, Case No. CV 11-05386 WHA:

A.	Salhuana v. Diamond Foods, Inc. et al. CV 11-05386 WHA

B.	Mitchem v. Diamond Foods, Inc. et al. CV 11-05399 WHA

C.	Woodward v. Diamond Foods, Inc. et al. CV 11-05409 WHA

D.	Rall v. Diamond Foods, Inc. et al. CV 11-05457 WHA

E.	Simon v. Diamond Foods, Inc. et al. CV 11-05479 WHA

F.	MacFarland v. Diamond Foods, Inc. et al. CV 11-05615 WHA

ii.	Federal shareholder derivative actions:

A.	Board of Trustees of City of Hialeah Employees’ Retirement System v. Mendes, et al., Case No. CV 11-05692 WHA

B.	Lucia v. Baer, et al., Case No. CV 11-06417 WHA

iii.	State court derivative actions, consolidated as In re Diamond Foods, Inc.

Shareholder Derivative Litigation, Case No. CGC 11-515895:

A.	Dean v. Baer et al. CGC 11-515895

B.	Nguyen v. Baer et al. CGC 11-516073

C.	United Food and Commercial Workers Union and Participating Food Industry Employers Tri-State Pension Fund, v. Baer et al., CGC 11-516933

iv.	Shareholder inspection demands under Delaware and California law

v.	Shareholder derivative demand on Diamond Board of Directors

vi.	SEC investigation pursuant to Formal Order of Investigation

vii.	Informal contacts with US Attorney’s office for the N.D. California

d.	The representations and warranties set forth in Section 5.07 of the Credit Agreement, as a result of the potential breach of the Transaction Agreement dated as of April 5, 2011 by and among the Borrower, The Procter & Gamble Company and Wimbledon Acquisition LLC (the “Acquisition Agreement”) as a result of failure to file required periodic reports with the SEC and breach of representations regarding the Borrower’s historical financial statements;

e.	The representations and warranties set forth in Section 5.15 of the Credit Agreement, as a result of the matters set forth in this Schedule A; and

f.	The representations and warranties set forth in Section 5.16 of the Credit Agreement, as a result of the matters set forth in this Schedule A.

3.	Failure to comply with the covenants set forth in Sections 6.08 and 6.09 of the Credit Agreement as a result of the matters set forth in this Schedule A.

4.	Failure to comply with the covenant set forth in Section 6.17 of the Credit Agreement as a result of the potential breach of the Acquisition Agreement as a result of failure to file required periodic reports with the SEC and breach of representations regarding the Borrower’s historical financial statements.

5.	Failure to deliver the Compliance Certificate required pursuant to Section 6.02(a) of the Credit Agreement for the fiscal quarter ended October 31, 2011.

6.	Failure to deliver the Compliance Certificate required pursuant to Section 6.02(a) of the Credit Agreement for the fiscal quarter ended January 31, 2012.

7.	Failure to deliver the financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter ended January 31, 2012 by the date required.

8.	Failure to comply with the financial covenant set forth in Section 7.11(a) prior to the Second Amendment Effective Date.

9.	Failure to comply with the financial covenants set forth in Section 7.11(b) for the fiscal quarter ended January 31, 2012.

10.	Failure to comply with the terms of the GE Loan Agreement.

Anticipated Events of Default

1.	Failure to comply with the financial covenant set forth in Section 7.11(a) during the Forbearance Period.

2.	Failure to comply with the financial covenant set forth in Section 7.11(b) for the fiscal quarter ending April 30, 2012.

3.	Failure to deliver the Compliance Certificate required pursuant to Section 6.02(a) of the Credit Agreement for the fiscal quarter ended April 30, 2012.

4.	Failure to deliver the certification of GAAP compliance in respect of the financial deliverables required pursuant to Section 6.01(b) of the Credit Agreement for the fiscal quarter ended April 30, 2012.